TRUSTEES
-------------------------------------------------------------------------
                               Frederick Amling
                                Bruce C. Ellis
                                William M Lane
                                Robert P. Moltz
                               Roy A. Schotland
                                Wayne H. Shaner





                              INVESTMENT ADVISOR
-------------------------------------------------------------------------
                            The Torray Corporation

                                   OFFICERS

                          Robert E. Torray, President
                        Douglas C. Eby, Vice President
                        William M Lane, Vice President





                                TRANSFER AGENT
-------------------------------------------------------------------------
                      First Data Investor Services Group
                              3200 Horizon Drive
                      King of Prussia, Pennsylvania 19406
                                1-800-626-9769





                                 LEGAL COUNSEL
-------------------------------------------------------------------------
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                            Washington, D.C. 20036





                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.


                                      The
                                    TORRAY
                                     FUND


                              SEMI-ANNUAL REPORT
                                 JUNE 30, 1998








                                THE TORRAY FUND
                                   SUITE 450
                             6610 ROCKLEDGE DRIVE
                           BETHESDA, MARYLAND 20817
                                (301) 493-4600
                                 1-800-443-3036

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


JULY 30, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholders:


     We send greetings to you all and a warm welcome to investors who have joined us this year.

     The value of The Torray Fund increased 13.3% during the first half of 1998, bringing its return since inception 7 1/2 years ago to 23.2% compounded annually. That number ranks among the top 1% of all mutual funds. The results also exceed our 15% per year objective and are more than double the historic return recorded by U.S. stocks. Although the fund's price has declined over the last few months, we see the drop as temporary. In a few years it will be long forgotten. As far as we're concerned, it's business as usual. Our philosophy is the same, we are not worrying about anything and we're busier than ever.

     A number of shareholders have called to ask why our stock seems to be fluctuating more lately and also why it's lagging the market so far this year. I'm sure many of you are wondering the same things. Since your peace of mind is very important to us, I want to address these questions head-on. First, let me say that fluctuations in the fund's share price are beyond our control. The stock market is simply a jumpy place and we can't do anything about it. Furthermore, we like it that way because volatility creates opportunity. When values fall on businesses we own, we sometimes buy more. If they rise too much, we ignore them. Our job would be a lot tougher, and not nearly as satisfying, if stocks only went up. Your long-term returns would also be lower.

     On the other point, I can only say there is no way we can beat the market every month, quarter or year. In fact, to my knowledge no fund has ever achieved such a feat. We see our mission as building shareholder wealth over decades and it's hard to do that with one eye on the stock ticker. If the reverse were true, we'd be selling the stocks we're buying and chasing others that are in an uptrend. That's exactly what a lot of funds do and why 90% of the industry underperforms the averages. The simple truth is that strategies designed for short-term performance always prove long-term disappointments.
It's the old story -- no free lunch.

     During the first half of 1998 ten stocks accounted for 42% of the return on the Standard & Poor's 500 Index (7.4 percentage points out of 17.7%). The other 490 issues were up 10.3% and about one-third of those posted losses. Had we invested just 18% of our assets in the ten favorites, The Torray Fund's return through June 30 would have been 20.7% instead of 13.3%. Among the reasons we did not is that they trade at an average of 51 times earnings. We're not comfortable buying or holding stocks at such levels. A closer look at the market shows that most stocks

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


JULY 30, 1998
--------------------------------------------------------------------------------

have been in a bear market for quite a while. In view of their huge prior advance, however, the decline isn't surprising. It also doesn't concern us. Salomon Smith Barney reports that the average New York Stock Exchange stock as of July 22nd was down more than 24% from its 52 week high. On the Nasdaq over-the-counter market the typical issue was off 35%. Salomon also says 5,375 small company stocks (market capitalizations of less than $250 million) have dropped 43% and 1,985 valued between $250 million and $2 billion are down 25.4%. The bottom line is that institutional money has propped up a handful of large capitalization issues while much of the market has melted away. The multiples on these big favorites have reached extraordinary levels not seen since the early 1970's. In fact, many knowledgeable people think there are strong parallels between the 1972 and 1998 markets. We see some as well, although not the gloomy ending. I want to tell you a little about that earlier period because it teaches lessons that I believe are just as important now as they were then.

     I founded our institutional investment management business, Robert E. Torray & Co., early in 1972. At the time, much like today, a select group of big, blue chip growth stocks dominated the market averages. As some of you may recall, they were known as the "nifty fifty" or "one decision" stocks. The "one decision" was to buy. A few strategists, in fact, said the companies were such great investments they couldn't believe anyone would be foolish enough to sell them. Institutional wisdom held that since their growth was assured they could be bought at any price. As the year progressed, and later in 1973, these big favorites continued to rise even though most other stocks had been steadily falling. At the close of 1972 the S&P 500 was priced at 18.4 times its trailing 12 months' earnings. (By comparison the multiple now is 28.1 -- a level not particularly reassuring to those with a long memory.) Many of the "nifty fifty", however, were valued at between 40 and nearly 100 times earnings. Polaroid, a leading favorite, sported a P/E ratio of 97, Disney 85; McDonald's 82; Avon Products 63 and so on. By comparison, three of the current top stocks, Microsoft, Cisco Systems and Lucent Technologies trade at 68, 102 and 115 times earnings respectively.

     The demise of "one-decision" investing was not caused by high stock valuations. They simply made the punishment worse. In the end, it was the Arab oil embargo of 1973 that doomed the value of stocks and bonds. As surging oil prices wrecked the world's cost structure, business stagnated, prices spiraled upward and the market headed south. Institutions that had been swept up in the "one decision" mania were decimated. Opting for the "other decision", they bailed out

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


JULY 30, 1998
--------------------------------------------------------------------------------

in droves, driving their favorites into the ground. While market averages dropped an eye-popping 45%, many smaller stocks and "nifty fifty" types fell much more. Polaroid plunged 90%, Avon and Disney 86% each, Xerox 71% and McDonalds 63%. The irony is that many of these companies were just as good as the "one decisioners" thought they were. In fact, three of them, Coke, General Electric and Disney, have been fantastic investments and today, 25 years later, still rank among the institutional favorites. And, remarkably, the P/E ratios on Coke and G.E. are nearly 20% higher now than they were at their peak in 1972. So, to a large extent, institutions at the time erred not in their selection of investments but in the prices they paid for them. In this regard we believe history is repeating itself. While it remains to be seen whether the current favorites take a tumble, of this we can be certain: there is no margin of safety in stocks priced at such levels. If something goes wrong, their owners will suffer.

     Investors during the 1970's also made the mistake of believing that human scheming can alter the laws of economics. Experts, never doubting the Arab cartel's staying power, confidently forecasted that oil was headed to $40 a barrel and within a decade might reach $100. This view gained such wide acceptance it eventually played a major role in the allocation of the nation's investment capital. While the "nifty fifty" mania was exclusively an institutional phenomenon, the later energy boom with its numerous speculative offshoots snared not only the institutions but the public as well. In addition to oil prices, the value of land, buildings, commodities, precious metals, rare coins, art, jewelry and rugs surged. Gold soared from $97 to $800 an ounce. One state pension fund, no longer able to resist the temptation, bought two tons at the top. Silver exploded from $3 to $50 an ounce with a boost from a multi-billionaire who tried to corner the market. When the plot failed, silver collapsed and the perpetrator later fell into bankruptcy. Institutions that underwrote the effort were bailed out with a two billion dollar line of credit arranged by Paul Volker, then Chairman of the U.S. Federal Reserve Board. A nasty side effect of silver's new-found luster appeared in the form of burglars in panel trucks outfitted with propane burners. Their mother lode was sterling flatware and serving trays which they melted down before their trucks cleared the victims' neighborhoods. The climate also spawned leveraged real estate and oil tax shelters. Many of these, laden with shameful layers of fees, were "packaged" offerings cobbled together by Wall Street houses in response to the retail buyer's thirst for profiting from inflation and avoiding taxes. The worst promised write-offs of five times the invested capital. In the end, virtually all of these deals produced the opposite of their intended result.

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


JULY 30, 1998
--------------------------------------------------------------------------------

     In retrospect, it is remarkable how many people were swayed by the popular investment themes of the day, and how few considered the logic on which they rested. This is an important point for us to remember today. The history of cartels, for instance, would have discouraged the idea that oil had no place to go but up. No one seemed to question the myriad studies purporting to prove that the supply of oil would be largely depleted in four or five decades. These lent support to the conviction that as supplies shrank the price of remaining reserves could be easily dictated. This belief, though dear to the hearts of oil and gas promoters, was nevertheless false. The artificial shortages and higher prices encouraged conservation and the search for alternatives. Exploration and production outside of the cartel surged worldwide. As these forces gained traction the cartel began to unravel. Today, even though demand exceeds the most aggressive projections made at the height of the crisis, the world is awash in oil and prices adjusted for inflation are near their all-time low. According to British Petroleum's latest statistical survey of world prices, oil in today's dollars traded as high as $82 a barrel in 1864, $58 in 1871, $45 in 1875, $25 between 1895 and 1900, $25 in 1920, $35 in 1975 and $57 in 1982. It touched $30 in 1985, $22 last year and currently averages about $10 worldwide.

     Now, 25 years later, memories of the era have faded. Many Wall Street executives of the day have passed away or retired. Today's typical portfolio manager was then only four years old. I was 35, not 61. As I am fond of saying, it seems like only yesterday. Yet the lessons these events teach endure. Foremost among them is that the human mind, remarkable in so many ways, seems unable to reason logically when confronted by mass psychology. This is especially true where money is involved. Without belaboring the point, I will simply say that every popular investment concept this era spawned eventually produced terrible results. The abusive oil and real estate tax shelters were disallowed at great cost to their owners. Gold has fallen from $800 to $285 an ounce, its lowest price in 20 years. Silver is down from $50 to $5 an ounce. Other commodities and most collectibles have proven disappointing as well. By contrast, the stocks so many sold are worth about nine times their highs of 1972 and seventeen times their lows of 1974.

     I have recounted this story to illustrate that over time the system works. One of my favorite sayings is "things that can't happen won't". In this context it means no matter how bad the situation, society won't preside at its own funeral. Excluding the depression, the market collapse of 1973-74 is the worst on record. Yet people who acted rationally were not hurt at all. Those able to buy during the period were handsomely rewarded. The downturn lasted only 18 months.

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


JULY 30, 1998
--------------------------------------------------------------------------------

After that, the market took off. With a few exceptions, it has been going up ever since. Investors who sold stocks to buy gold, silver, coin collections and tax shelters lost. Believers in "the system" won. I hope you will keep this in mind if you find yourself worrying about the market or the price of your Torray Fund shares. If you stay the course, even a downturn of several years -- and there may be one -- should have little effect on your long-term financial well-being. In fact, for anyone in an accumulating phase of life, slumping markets are a tremendous advantage. In the end, your retirement assets will be a lot bigger if periodic contributions are sometimes invested at low prices instead of always into a rising market.

     Before concluding, I want to say a few things about the current financial scene. Earlier I noted there are no mutual funds that always beat the market. In spite of this fact, propaganda from Wall Street and the media continues to suggest otherwise. We are inundated with news of which funds are leading the market and their managers' latest strategies. Performance is reported by the day, week, month, year, three years, five years and for those that have been around that long, ten years. One major weekly financial publication's fund statistics section looks like the daily racing form. In countless others, results are compared fund to fund, category to category and fund and category to the market. Similar attention is focused on individual stocks, indices of stocks and markets around the world. The relative performance of Exchange stocks, the Nasdaq list and Russell 2000 is scrutinized for clues as to which area of the market -- small, medium or large capitalization stocks -- might do better in the immediate future. U.S., Japanese, British, German, French and smaller markets as well as indexes in Europe, Asia, the Pacific Rim and so on are compared one to the other as if some meaning could be found in the relationship of the prices alone. A blizzard of opinions from brokerage firms and the media advises which funds will be "sizzling" or "hot" for the new year, how to re-balance your mutual fund portfolio, or why "Fund X" should do better since its manager has trimmed the portfolio from 632 stocks to 497.

     On another score, the industry keeps creating new funds even though there are already more funds than stocks. According to Arthur Lipper and Co., America is home to 9,300 mutual funds. Sixty-three percent did not exist five years ago. Last year, 1,736 emerged and about 600 more have surfaced during the first half of this year. The average fund holds 134 stocks. Many investors own five to ten funds. Even allowing for duplication this means a lot of people have a position in at least 1,000 stocks. Investors sometimes trade funds while portfolio managers trade

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


JULY 30, 1998
--------------------------------------------------------------------------------

the stocks in those funds. Fund turnover is near 90%, and 90% of funds underperform the market. If you didn't know better you'd think it was a joke. The chances that this perpetual motion machine will add value for the investor are, to borrow a line, about the same as a cyclone blowing through a junk yard making a Boeing 747.

     When most people think of risk it seems they imagine the market going down. But that only stings for a while. The real risk, excluding the big one -- buying bad businesses -- lies in what I have just described: overdiversification, trading, with its attendant tax bills, and the grind of fees and other expenses that attach to so many of today's investment products and programs. Over a few decades, these factors can easily reduce your nest egg by one-half to two-thirds. One of the nation's top metropolitan daily newspapers has run a feature for the last five years showing how five well-known investment advisors would invest a hypothetical retirement savings account in mutual funds. Each of the managed portfolios typically contains six to twelve funds. The funds that don't perform are eliminated and replaced by others. Weightings among the funds are also changed. These experts are as knowledgeable about mutual funds as anyone in the country. Their results, however, are shocking. The competition's sponsor recently disclosed that the group had achieved a 104.7% average return over five years. During the same period the S&P 500 advanced about 187%. The different portfolios trailed the market by 46%, 56%, 74%, 94% and 145% respectively. Furthermore, fund sales charges, if applicable, were not deducted and presumably the managers charged no fees, which, of course, would not have been the case in the real world. Imagine the cost to investors of such relative results over 20 or 30 years. But, why should we be surprised? The pros have been angling in a pond where 90% of the fish weigh less than average. Beyond that, they keep throwing them back before they are weighed. If professionals can't win this game, no one can. Buying half a dozen or more funds and then periodically "re-balancing" the list -- Wall Street's euphemism for churning -- makes no sense. We think investors will substantially improve their prospects if they tune out the background noise, try not to watch the market too much and simply buy a few funds managed by experienced people with good reputations. The funds selected should follow a sound philosophy, have a solid long-term record, low turnover, reasonable expenses and not too much diversification.

     In closing, I want to let you know that shareholders who already have a $10,000 account in The Torray Fund will be able to open additional accounts with a $2,000 minimum. We have also decided to reduce the reinvestment minimum to $500. These changes are in response to

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


JULY 30, 1998
--------------------------------------------------------------------------------

many requests we have received, and also to our conviction that the best financial results are achieved by periodic investment over many years.

     On behalf of my partners Doug Eby and Bill Lane, our wonderful staff and your Board of Trustees, I want to thank each of you for your confidence and trust. You can be certain that your welfare is our top priority.

                                        Sincerely,

                                        /s/ Robert E. Torray
                                        ----------------------
                                        Robert E. Torray
                                        President
                                        The Torray Corporation

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA


AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RATES OF RETURN ON AN INVESTMENT IN THE TORRAY FUND VS. THE S&P 500

                    For the calendar years or periods ended:


                       1991        1992       1993       1994        1995        1996        1997     06/30/98   7 1/2 Years
                       ----        ----       ----       ----        ----        ----        ----     --------   -------------
THE TORRAY FUND       19.98%      21.04%      6.37%      2.41%      50.41%      29.09%      37.12%       13.34%  377.46%
S&P 500               30.48%       7.66%     10.09%      1.30%      37.54%      22.98%      33.36%       17.71%  315.97%

                                    [GRAPH]

Returns on both The Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.

Fund returns are after all expenses. Past performance is not predictive of future results.

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA


AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF $10,000  INVESTED  ON  DECEMBER  31, 1990 (COMMENCEMENT OF
                                OPERATIONS) TO:



                     12/31/91     12/31/92     12/31/93     12/31/94     12/31/95     12/31/96     12/31/97     06/30/98
                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ---------
THE TORRAY FUND     $11,999      $14,523      $15,448      $15,821      $23,796      $30,719      $42,122      $47,743
S&P 500             $13,048      $14,047      $15,465      $15,666      $21,547      $26,499      $35,339      $41,598

                                    [GRAPH]

Returns on both The Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.

Fund returns are after all expenses. Past performance is not predictive of future results.

                          AVERAGE ANNUAL TOTAL RETURNS

                       (for periods ended June 30, 1998)


                  1 Year      2 Years     3 Years     4 Years     5 Years     6 Years     7 Years     7 1/2 years
                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------------
THE TORRAY FUND   37.17%      36.06%      35.41%      32.70%      26.46%      23.68%      22.91%      23.17%
S&P 500           30.16%      32.41%      30.24%      29.18%      23.08%      21.45%      20.27%      20.93%

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


           PRINCIPAL AMOUNT
              OR SHARES                                                  MARKET VALUE
          -----------------                                             --------------
U.S. GOVERNMENT OBLIGATIONS   4.79%
             545,000          U.S. Treasury Bill 5.28% due 09/17/98     $    539,238
           6,950,000          U.S. Treasury Bill 5.15% due 10/01/98        6,861,727
             780,000          U.S. Treasury Bill 5.16% due 10/08/98          769,339
          11,885,000          U.S. Treasury Bill 5.34% due 10/15/98       11,710,025
           4,530,000          U.S. Treasury Bill 5.10% due 10/22/98        4,459,046
           5,205,000          U.S. Treasury Bill 5.15% due 10/29/98        5,120,852
           2,890,000          U.S. Treasury Bill 5.11% due 11/05/98        2,838,921
          15,500,000          U.S. Treasury Bill 5.33% due 11/12/98       15,209,218
           8,525,000          U.S. Treasury Bill 5.26% due 12/10/98        8,330,501
           5,740,000          U.S. Treasury Bill 5.12% due 12/24/98        5,597,992
           5,575,000          U.S. Treasury Bill 5.29% due 03/04/99        5,381,473
           8,430,000          U.S. Treasury Bill 5.26% due 04/01/99        8,102,778
                                                                        ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                         74,921,110
 (amortized cost $74,943,315)                                           ------------

COMMON STOCK   95.40%
    18.00% FINANCIAL SERVICES
           2,542,300          SLM Holding Corporation                    124,572,700
             646,000          J.P. Morgan & Company                       75,662,750
             768,679          Travelers Group, Inc.                       46,601,164
             304,100          American Express Company                    34,667,400
                                                                        ------------
                                                                         281,504,014
    15.94% COMMUNICATIONS EQUIPMENT
           2,066,000          Hughes Electronics Corporation*             97,360,250
           2,852,000          Loral Space & Communication Ltd.*           80,569,000
             815,000          Motorola, Inc.                              42,838,438
             500,000          PanAmSat Corporation*                       28,437,500
                                                                        ------------
                                                                         249,205,188
     8.43% AEROSPACE/DEFENSE/ELECTRONICS
             715,100          Northrop Grumman Corporation                73,744,688
             645,000          Boeing Company                              28,742,813
             320,000          General Dynamics Corporation                14,880,000
             250,830          Raytheon Company Class A                    14,454,079
                                                                        ------------
                                                                         131,821,580

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


7.69% HEALTHCARE
             791,000          Boston Scientific Corporation*              56,655,375
             600,000          Amgen, Inc.*                                39,225,000
             381,900          St. Jude Medical, Inc.*                     14,058,694
             331,200          Tenet Healthcare Corporation*               10,350,000
                                                                          ----------
                                                                         120,289,069
7.63% CONSUMER PRODUCTS
             825,000          Kimberly-Clark Corporation                  37,846,875
           1,600,400          Callaway Golf Company                       31,507,875
             258,000          Ralston Purina Company                      30,137,625
             365,000          International Home Foods, Inc.*              8,303,750
             180,000          Mattel, Inc.                                 7,616,250
             194,000          Dreyer's Grand Ice Cream, Inc.               3,904,250
                                                                         -----------
                                                                         119,316,625
6.97% BANKING
             740,000          Banc One Corporation                        41,301,250
             520,400          Mellon Bank Corporation                     36,232,850
             147,800          Citicorp                                    22,059,150
             194,368          First American Corporation (Tenn)            9,353,960
                                                                         -----------
                                                                         108,947,210
6.47% COMPUTER SYSTEMS & INTEGRATION
           2,070,000          Electronic Data Systems Corporation         82,800,000
             160,000          IBM Corporation                             18,370,000
                                                                         -----------
                                                                         101,170,000
5.36% LONG DISTANCE/TELECOMMUNICATIONS
           1,466,000          AT&T Corporation                            83,745,250
5.22% CHEMICALS
             790,000          duPont (E.I.) de Nemours                    58,953,750
             473,800          Morton International, Inc.                  11,845,000
             175,000          Eastman Chemical Company                    10,893,750
                                                                         -----------
                                                                          81,692,500
4.20% MEDIA & ENTERTAINMENT
           3,370,000          United States Satellite
                                Broadcasting Co., Inc.*                   39,386,875
             597,600          MediaOne Group, Inc.*                       26,257,050
                                                                         -----------
                                                                          65,643,925

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


3.41% AGRICULTURAL PRODUCTS
           2,752,600          Archer Daniels Midland Company              53,331,625
3.22% INDUSTRIAL MACHINERY
             754,100          Illinois Tool Works, Inc.                   50,289,044
1.66% CONSTRUCTION MATERIALS
             565,100          Nucor Corporation                           25,994,600
1.20% PACKAGING
             395,000          Crown Cork and Seal Company, Inc.           18,762,500
                                                                          ----------
TOTAL COMMON STOCK   95.40%                                            1,491,713,130
 (cost $ 1,275,831,764)                                                -------------

TOTAL PORTFOLIO SECURITIES   100.19%                                   1,566,634,240
 (amoritized cost $ 1,350,775,079)

OTHER ASSETS LESS LIABILITIES   (0.19%)                                   (3,048,364)
                                                                       -------------
NET ASSETS   100.00%                                                 $ 1,563,585,876
                                                                     ===============

TOP 10 HOLDINGS

       1. SLM Holding Corporation                  6. J.P. Morgan & Company
       2. Hughes Electronics Corporation           7. Northrop Grumman Corporation
       3. AT&T Corporation                         8. duPont (E.I.) de Nemours
       4. Electronic Data Systems Corporation      9. Boston Scientific Corporation
       5. Loral Space & Communications Ltd.       10. Archer Daniels Midland Company

*non-income producing securities

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


     ASSETS
        Investments in securities at value
          (amortized cost $1,350,775,079)                    $  1,566,634,240
        Receivable for securities sold                                790,710
        Interest and dividends receivable                           1,741,443
        Cash                                                            8,350
                                                             ----------------
        TOTAL ASSETS                                            1,569,174,743
                                                             ----------------
     LIABILITIES
        Payable for securities purchased                            1,660,585
        Accrued expenses                                            3,928,282
                                                             ----------------
        TOTAL LIABILITIES                                           5,588,867
                                                             ----------------
     NET ASSETS                                              $  1,563,585,876
                                                             ================

        Shares of beneficial interest ($1 stated value,
          40,841,740 shares outstanding, unlimited
          shares authorized)                                 $     40,841,740
        Paid-in-capital in excess of par                        1,271,563,196
        Undistributed net investment income                               831
        Undistributed net realized gains                           35,320,948
        Net unrealized appreciation of investments                215,859,161
                                                             ----------------
     NET ASSETS                                              $  1,563,585,876
                                                             ================
        PER SHARE                                            $          38.28
                                                             ================

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


     INVESTMENT INCOME
        Interest income                                     $   2,891,857
        Dividend income                                         6,445,469
                                                            -------------
        Total income                                            9,337,326
                                                            -------------
     EXPENSES
        Management fees                                         5,718,239
        Other expenses:
        Legal fees                            $ 18,029
        Transfer agent fees                    215,707
        Audit fees                              10,000
        Registration & filing fees             206,575
        Custodian's fees                        42,697
        Trustees' fees                          18,125
        Printing, postage and mailing           67,449
        Insurance                                1,168
                                              --------
  Total other expenses                                            579,750
                                                            -------------
        Total expenses                                          6,297,989
                                                            -------------
     NET INVESTMENT INCOME                                      3,039,337
                                                            -------------
     REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS
        Net realized gain on investments                       35,320,948
        Net change in unrealized gain                          77,925,020
                                                            -------------
        Net gain on investments                               113,245,968
                                                            -------------
     NET INCREASE IN NET ASSETS
       FROM OPERATIONS                                      $ 116,285,305
                                                            =============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS



--------------------------------------------------------------------------------


                                                     SIX MONTHS ENDED
                                                         06/30/98           YEAR ENDED
                                                       (UNAUDITED)           12/31/97
                                                   -------------------   ----------------
     INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment income                        $     3,039,337      $   1,613,655
        Net realized gain on investments                  35,320,948         10,014,391
        Net change in unrealized gain                     77,925,020        108,257,485
                                                     ---------------      -------------
          Net increase in net assets from
           operations                                    116,285,305        119,885,531
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ($0.082 and
          $0.130 per share, respectively)                 (3,038,604)        (1,613,557)
        Net realized gains ($0.576 per share)                      0        (10,014,391)
                                                     ---------------      -------------
          Total distributions                             (3,038,604)       (11,627,948)
     SHARES OF BENEFICIAL INTEREST
        Increase from share transactions                 841,802,257        383,686,314
                                                     ---------------      -------------
          Total increase                                 955,048,958        491,943,897


     NET ASSETS -- BEGINNING OF PERIOD                   608,536,918        116,593,021
                                                     ---------------      -------------
     NET ASSETS -- END OF PERIOD (including
       undistributed net investment income of
       $831 and $98, respectively)                   $ 1,563,585,876      $ 608,536,918
                                                     ===============      =============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING FOR:
--------------------------------------------------------------------------------

PER SHARE DATA




                                   SIX MONTHS
                                     ENDED
                                    06/30/98
                                  (UNAUDITED)
                                ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD               $ 33.850
  Income From Investment
   Operations
  Net Investment Income               0.118
  Net Gains on Securities
   (both realized and
   unrealized)                        4.394
                                   ----------
  Total from Investment
   Operations                         4.512
  Less Distributions
  Dividends (from Net
   Investment Income)                (0.082)
  Distributions (from Capital
   Gains)                             0.000
                                   ----------
  Total Distributions                (0.082)
NET ASSET VALUE,
 END OF PERIOD                     $ 38.280
TOTAL RETURN(3)                       13.34%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
   (000's omitted)               $1,563,586
  Ratio of Expenses to Average
   Net Assets                          1.09%(1)
  Ratio of Net Income to
   Average Net Assets                  0.53%(1)
  Portfolio Turnover Rate              7.20%
  Average Actual Commission
   Paid Per Share(4)              $  0.0629

                                                                  YEARS ENDED DECEMBER 31:
                                ---------------------------------------------------------------------------------------------
                                     1997          1996         1995         1994         1993         1992          1991
                                ------------- ------------- ------------ ------------ ------------ ------------ -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $  25.220      $ 20.110      $ 13.755    $  14.273    $  13.743    $  11.514     $   9.999
  Income From Investment
   Operations
  Net Investment Income             0.130         0.186         0.215        0.213        0.122        0.180         0.232
  Net Gains on Securities
   (both realized and
   unrealized)                      9.206         5.642         6.674        0.130        0.745        2.229         1.728
                                  --------      --------      --------    ---------    ---------    ---------     ---------
  Total from Investment
   Operations                       9.336         5.828         6.889        0.343        0.867        2.409         1.960
  Less Distributions
  Dividends (from Net
   Investment Income)              (0.130)       (0.187)       (0.214)      (0.213)      (0.122)      (0.180)       (0.233)
  Distributions (from Capital
   Gains)                          (0.576)       (0.531)       (0.320)      (0.648)      (0.215)      (0.000)       (0.212)
                                  --------      --------      --------    ---------    ---------    ---------     ---------
  Total Distributions              (0.706)       (0.718)       (0.534)      (0.861)      (0.337)      (0.180)       (0.445)
NET ASSET VALUE,
 END OF PERIOD                  $  33.850      $ 25.220      $ 20.110    $  13.755    $  14.273    $  13.743     $  11.514
TOTAL RETURN(3)                     37.12%        29.09%        50.41%        2.41%        6.37%       21.04%        19.98%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
   (000's omitted)              $ 608,537     $ 116,593     $  50,744    $  23,362    $  19,666    $  10,298     $   4,423
  Ratio of Expenses to Average
   Net Assets                        1.13%         1.25%         1.25%        1.25%        1.25%        1.25%         1.25%
  Ratio of Net Income to
   Average Net Assets                0.47%         0.87%         1.31%        1.51%        0.94%        1.54%         2.43%
  Portfolio Turnover Rate           11.72%        20.95%        22.56%       36.63%       29.09%       37.09%        21.17%
  Average Actual Commission
   Paid Per Share(4)             $ 0.0737     $  0.0871     $  0.0813         n/a           n/a          n/a          n/a



                                    14 DAYS
                                     ENDED
                                   12/31/90
                                --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $ 10.000
  Income From Investment
   Operations
  Net Investment Income            0.005
  Net Gains on Securities
   (both realized and
   unrealized)                     0.000
                                --------
  Total from Investment
   Operations                      0.005
  Less Distributions
  Dividends (from Net
   Investment Income)             (0.006)
  Distributions (from Capital
   Gains)                         (0.000)
                                 --------
  Total Distributions             (0.006)
NET ASSET VALUE,
 END OF PERIOD                  $  9.999
TOTAL RETURN(3)                    (0.03)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
   (000's omitted)              $    200
  Ratio of Expenses to Average
   Net Assets                       0.82%(1)
  Ratio of Net Income to
   Average Net Assets               2.15%(1)
  Portfolio Turnover Rate            n/a (2)
  Average Actual Commission
   Paid Per Share(4)                 n/a

(1) Annualized
(2) Not applicable. During the period December 18, 1990 through December 31, 1990 the Fund invested only in short term investments which are excluded from this ratio.
(3) Past performance is not predictive of future  performance.
(4) Does not include spreads on shares traded on a principal basis.

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks and U.S. Treasury Bills or Treasury Notes. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

     The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATION Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the first-in first-out basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     FEDERAL INCOME TAXES The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

     NET ASSET VALUE The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

     USE OF ESTIMATES In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays the Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the six months ended June 30, 1998, The Torray Fund paid management fees of $5,718,239 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the six months ended June 30, 1998 totaled $579,750. These expenses include all costs associated with the Fund's operations including transfer agent fees, Independent Trustees' fees ($5,000 per annum and $500 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.


NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1998 aggregated $856,797,048 and $75,273,242, respectively. Net unrealized appreciation of investments at June 30, 1998 includes aggregate unrealized gains of $234,621,037 and unrealized losses of $18,761,876.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:



                                                            SIX MONTHS                               YEAR
                                                               ENDED                                ENDED
                                                              6/30/98                              12/31/97
                                                -----------------------------------   ----------------------------------
                                                     SHARES             AMOUNT             SHARES            AMOUNT
                                                ---------------   -----------------   ---------------   ----------------
Shares issued                                      26,902,142      $  992,601,405        14,964,177      $ 429,745,172
Reinvestment of dividends and distributions            70,465           2,677,456           308,776         10,221,775
Shares redeemed                                    (4,108,409)       (153,476,604)       (1,918,913)       (56,280,633)
                                                   ----------      --------------        ----------      -------------
                                                   22,864,198      $  841,802,257        13,354,040      $ 383,686,314
                                                   ==========      ==============        ==========      =============

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 756,789 shares or 1.8530% of the Fund.